Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Generations Bancshares, Inc. (the "Company"), on Form 10-QSB for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John D. Carini, Chief Executive Officer of the Company, and David
K. George, President of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This  13th  day  of  August,  2002.
      ----


                                            /s/ John D. Carini
                                            --------------------------
                                            John D. Carini
                                            Chief Executive Officer



                                           /s/ David K. George
                                           --------------------------
                                           David K. George
                                           President and Principal
                                           Accounting Officer


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